                                                                Exhibit 99.1
QUADRANGLE GP INVESTORS LP
By:  Quadrangle GP Investors LLC, as its
       General Partner
By:     /s/ Michael Huber                                         Date:  February 14, 2006
        Name:  Michael Huber
        Title:    Managing Member

QUADRANGLE CAPITAL PARTNERS LP
By:  Quadrangle GP Investors LP, as its
        General Partner
By:  Quadrangle GP Investors LLC, as its
        General Partner
By:     /s/ Michael Huber                                         Date:  February 14, 2006
        Name:  Michael Huber
        Title:    Managing Member

QUADRANGLE CAPITAL PARTNERS-A LP
By:  Quadrangle GP Investors LP, as its
        General Partner
By:  Quadrangle GP Investors LLC, as its
        General Partner
By:     /s/ Michael Huber                                         Date:  February 14, 2006
        Name:  Michael Huber
        Title:    Managing Member

QUADRANGLE SELECT PARTNERS LP
By:  Quadrangle GP Investors LP, as its
        General Partner
By:  Quadrangle GP Investors LLC, as its
        General Partner
By:     /s/ Michael Huber                                         Date:  February 14, 2006
        Name:  Michael Huber
        Title:    Managing Member